Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.crawfordinvestment.com/summaryprospectus.html. You can also get this information at no cost by calling
(800) 431-1716 or by sending a written request to Crawford Dividend Growth Fund, c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated August 3, 2012.

Investment Objective

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is to provide attractive long-term total return with below market risk, as measured by standard deviation. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class C shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load)[1] Redemption Fee	1.00% NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.50%
Distribution (12b-1) Fees	1.00%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	2.10%
Fee Waiver/Expense Reimbursement[3]	(0.12)%
Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement	1.98%
[1]	The Fund charges this fee if Class C shares are redeemed before the first anniversary of the purchase date.
[2]	Restated to reflect reduction in management fees.
[3]

The Fund’s advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; any 12b-1 fees; any indirect expenses, such as fees and expenses of acquired funds; and extraordinary litigation expenses) do not exceed 0.98% of the Fund’s average daily net assets through April 30, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement by the advisor is subject to recoupment by the advisor within three years, provided that the Fund is able to make the repayment without exceeding the applicable expense cap.

Expense Example

This Example is intended to help you compare the cost of investing in Class C shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class C shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class C operating expenses remain the same. Only the 1 year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$201	$646	$1,118	$2,422

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s assets are invested primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth. The Fund’s advisor, Crawford Investment Counsel, Inc. (the “Advisor”), manages the Fund using its Dividend Growth equity strategy that it has used to manage separate accounts since 1980. The Advisor believes that investing for the long-term in companies with sound management, strong balance sheets, and the ability to produce consistent earnings and dividends is a low risk means of building wealth. The Advisor utilizes a bottom-up, value -oriented approach to stock selection, focusing on company fundamentals, in an effort to identify stocks of companies where the market prices do not reflect their true values.

The Advisor believes that by focusing on companies that have consistently increasing earnings and stable-to-rising dividends from one year to the next, the Fund’s portfolio companies will tend to be less volatile than the equity market in general. The Advisor also believes that the consistency and stability of these companies causes them to have less earnings variability than other companies, which also leads to less stock price volatility than the market, because investors can be more confident in their expected results.

The Fund’s investment strategy has been consistently employed since its inception in January 2004. As demonstrated by the table below, volatility of the Fund’s quarterly share price from the last day of the first quarter of 2004 to June 30, 2012 has been less than the volatility of the benchmarks’ quarterly returns, shown on an annualized basis as follows:

Annualized Standard Deviation*

Crawford Dividend Growth Fund	15.21
S&P 500	17.44
Russell 1000 Value	18.67

*	The Fund’s quarterly share price fluctuates, and it has exceeded (and will exceed) the volatility of its benchmarks during certain quarters. Past results are no guarantee of future results.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

The Fund expects to be fully invested in common stocks of dividend-paying companies. Historically, the Fund consistently has invested at least 90% of its assets in dividend-paying stocks other than as a result of cash balances that arise due to the day-to-day management of the Fund’s portfolio and cash flows in and out of the Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. The Fund may invest its assets in securities of U.S. and foreign companies.

The Fund will not invest more than 5% of its assets in any one issuer. Certain economic sectors may be over-weighted compared to others because the Advisor seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the S&P 500, or two times the weighting of that sector in the S&P 500, whichever is greater. The Advisor intends to purchase securities only for the long-term. As a result, the Advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk. Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market.
•	Value Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values.
•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•	Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results.
•	Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets.
•

Investment Company Securities Risk. When the Fund invests in another investment company, such as a money market mutual fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Performance

The bar chart below shows how the Fund’s Class C investment results have varied from year to year. The table below shows how the Fund’s Class C average annual total returns compare over time to those of two broad-based securities market indices. This information provides some indication of the risks of investing in Class C shares of the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:                     4th Quarter, 2010, 11.63%

Worst Quarter:                 4th Quarter, 2008, -21.00%

The Fund’s return for the year to date through June 30, 2012 was 5.58%.

Average Annual Total Returns (for the periods ended December 31, 2011)

The Fund	One Year	Five Years	Since Inception (January 27, 2004)
Return Before Taxes	-1.20%	-1.68%	1.29%
Return After Taxes on Distributions	-1.44%	-2.08%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares	-1.78%	-1.61%	0.93%
S&P 500 Index (reflects no deductions for fees, expenses and taxes)	2.11%	-0.25%	3.28%
Russell 1000 Value Index (reflects no deductions for fees, expenses and taxes)	0.39%	-2.64%	-3.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestment.com.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339

Crawford Dividend Growth Fund

c/o: Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206

Portfolio Management

Investment Advisor

Crawford Investment Counsel, Inc.

Portfolio Managers

The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception in January 2004:

•	John H. Crawford, III – Chief Investment Officer of the Advisor
•	David B. Crawford, CFA – President of the Advisor

Purchase and Sale of Fund Shares

Minimum Initial Investment

$2,500 for all account types

There is no minimum amount for subsequent investments

To Place Buy or Sell Orders

By Mail:	Crawford Dividend Growth Fund
c/o: Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206
By Phone: (800) 431-1716

You may sell or redeem shares through your dealer or financial advisor. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CRAWFORD DIVIDEND GROWTH FUND • 600 GALLERIA PARKWAY, NW • SUITE 1650 • ATLANTA, GA 30339